Exhibit 10.20

LINE OF CREDIT LOAN AGREEMENT

$1,000,000.00

August 26, 2014

Jaguar Animal Health, Inc.

185 Berry Street

Suite 1300

San Francisco, CA 94107

(Hereinafter referred to as “Borrower”)

JOSH MAILMAN

c/o Hecht & Company, PC

350 5th Avenue, 68th Floor

New York, New York 10018-0110

(Hereinafter referred to as “Lender”)

Borrower and Lender hereby agree as follows:

1.                 NON-REVOLVING LINE OF CREDIT.  Borrower may borrow, and, upon the request of Borrower, Lender shall make, advances in the amounts requested by Borrower, from time to time, through March 31, 2015, (each an “Advance” and together the “Advances”) in a total amount not exceeding One Million Dollars ($1,000,000.00).  Lender’s obligation to make Advances shall terminate if Borrower is in “Default” (as defined below).  As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in this Line of Credit Loan Agreement (the “Agreement”) is true as of such date.  Advances, once repaid, may not be reborrowed.  The indebtedness resulting from the Advances shall be evidenced by a Convertible Promissory Note in substantially the form of Exhibit A attached hereto (the “Note”) to be issued upon the initial Advance. Upon execution of this Agreement, Borrower shall issue to Lender a Warrant to purchase Fifty Thousand shares of Borrower’s Common Stock in form and substance of Exhibit B attached hereto (the “Warrant”).

2.                 USE OF PROCEEDS.  Borrower shall use the proceeds of each Advance for the general commercial purposes of Borrower.

3.                 INTEREST RATE.  Borrower shall pay interest on the Advances in accordance with the terms of the Note.

4.                 DEFAULT RATE.  In addition to all other rights contained in this Agreement and the Note, if a Default occurs and as long as a Default continues, all outstanding “Obligations” (as defined below) between Borrower and Lender shall bear interest at the rate set forth in the Note plus 3% (“Default Rate”).  The Default Rate shall also apply from the date of acceleration until the Obligations or any judgment thereon is paid in full.

5.                 INTEREST AND FEE(S) COMPUTATION (ACTUAL/360).  Interest shall be computed on the basis of a 360-day year for the actual number of days in the applicable period (“Actual/360 Computation”).  The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year’s period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period.  Application of the Actual/360 Computation produces an annualized effective interest rate exceeding the nominal rate.

6.                 REPAYMENT TERMS.  Interest on all Advances shall be due and payable on the “Maturity Date” as set forth in the Note, unless any such day is not a Business Day, in which case such interest shall be due and payable on the next succeeding Business Day.  In any event, all principal not previously converted and accrued but unpaid interest shall be due and payable on the Maturity Date. Borrower may pre-pay any principal and accrued interest thereon prior to the Maturity Date upon five calendar days written notice to Lender.

7.                 APPLICATION OF PAYMENTS.  Monies received by Lender from any source for application toward payment of the Obligations shall be applied to accrued and unpaid interest and then to principal.  If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Lender.

8.                 PROCEDURES AND CONDITIONS FOR ADVANCES.  Frequency and Amount of Advances.  Unless otherwise agreed, Lender shall not be obligated to make advances more frequently than once every ten (10) calendar days.  The initial Advance shall be in an amount not less than $250,000.00, and each subsequent Advance shall be in an amount not less than $250,000.00, except for the last Advance of any remaining balance then available for borrowing if less than $250,000.00.  Request for Advance.  Borrower shall provide written notice to Lender of its request for an Advance not less than 15 Business Days (as defined below) in advance of the requested disbursal date for each Advance.  Conditions to Initial Advance.  Lender will have no obligation to make the initial Advance until (i) Borrower has executed and delivered to Lender the Note; (ii) Borrower has issued and delivered to Lender the Warrant; and (iii) Borrower has delivered to Lender a certified board resolution of the Borrower’s Board of Directors approving the transaction, including the issuance of the Warrant and the shares issuable upon exercise of the Warrant, and reserving an appropriate number of shares in connection with the Warrant.  Conditions To Each Advance.  Lender will have no obligation to make any advance if (i) a Default (as defined below) or event which, with the giving of notice or the passage of time, or both, would constitute a Default has occurred and is continuing or (ii) Borrower is in default under any other written agreement to which it and Lender are party.  Disbursement of Advance.  Lender shall make each Advance by wire transfer to an account notified to Lender by Borrower.  Lender’s records of any advance made pursuant to this Agreement shall, in the absence of manifest error, be deemed correct and acceptable and binding upon Borrower.

9.                 DEFINITIONS.  Obligations.  The term “Obligations”, as used in this Agreement, refers to any and all indebtedness and other obligations under this Agreement and the Note, including, without limitation, any interest and fees payable hereunder.  Business Day.  The term “Business Day”, as used in this Agreement, shall mean a day on which banks in San Francisco, California are open for business and not required or authorized to be closed.  Certain Other Terms.  All terms that are used but not otherwise defined in this Agreement or the Note shall have the definitions provided in the Uniform Commercial Code.

10.          ATTORNEYS’ FEES AND OTHER COLLECTION COSTS.  Borrower shall pay all of Lender’s reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals’, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

11.          USURY.  If at any time the effective interest rate under this Agreement and the Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Agreement and the Note shall be the maximum lawful rate, and any amount received by Lender in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

12.          BORROWER REPRESENTATIONS.  Corporate or Other Power.  Borrower is a corporation duly organized and in good standing under the laws of the State of Delaware.  Borrower has the power and authority to borrow hereunder and to execute and deliver this Agreement, the Note and Warrant.  This Agreement, Note and Warrant are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.  Borrower’s performance hereunder shall not constitute a breach of any agreement to which Borrower is a party.  Litigation Disclosed.  Borrower has disclosed all pending or threatened litigation to Lender.  No Default.  Borrower is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which it is a party (subject to any related notice and cure periods).  Financial Condition of Borrower.  The financial statements which Borrower has previously provided to Lender are correct and complete, and fairly present the financial condition of Borrower on the dates thereof and the results of its operations for the periods then ended.

13.          LENDER REPRESENTATIONS. Corporate or Other Power. Lender has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions hereto.  All action on Lender’s part required for the lawful execution and delivery of this Agreement have been taken. This Agreement, Note and Warrant are the legal, valid and binding obligations of Lender, enforceable against Lender in accordance with their respective terms.  Lender’s performance hereunder shall not constitute a breach of any agreement to which Lender is a party. Knowledge and Experience.  Lender has such knowledge and experience in financial and business matters, including investments in other emerging growth companies that such individual or entity is capable of evaluating the merits and risks of the investment in the Note and Warrant and their underlying securities (collectively, the “Securities”) and it is able to bear the economic risk of such investment. Lender has a pre-existing relationship with Borrower and/or several of its executive officers going back several or more years. Lender is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  Further, Lender has such knowledge and experience in financial and business matters that such investor is capable of utilizing the information made available in connection with the offering of the Securities, of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect to the Securities. No Public Market.  Lender is aware that there is currently no public market for the Securities. There is no guarantee that a public market will develop at any time in the future.  Lender understands that the Securities are all unregistered and may not presently be sold. Lender understands that the Securities cannot be readily sold or liquidated in case of an emergency or other financial need. Bad Actor Disqualification.  Lender represents that neither Lender, nor any person or entity with whom Lender shares beneficial ownership of the Securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, attached hereto as Annex I.

14.          GRACE/CURE PERIOD.  Grace Period.  Cure Period.  Except as provided below, any Default, other than non-payment, may be cured within 30 days after written notice thereof is mailed to Borrower by Lender, provided, however, that if the nature of the Default is such that it is not reasonably susceptible of cure within 30 days after delivery of notice, such Default may be cured within such period as is reasonably required, but in no event more than 120 days, provided that Borrower commences such cure within 30 days after delivery of notice of the Default from Lender and thereafter diligently proceeds with such cure (collectively, “Cure Period”).  Borrower’s right to cure shall be applicable only to curable defaults and shall not apply to Defaults based upon False Warranty, or voluntary Cessation; Bankruptcy or Business Alteration as set forth below.

15.          DEFAULT.  If any of the following occurs and is not cured within the applicable Cure Period, a default (“Default”) under this Agreement and the Note shall exist:  Nonpayment; Nonperformance.  The failure of timely payment or performance of the Obligations or the failure to perform any obligation of Borrower under this Agreement or the Note.  False Warranty.  A warranty or representation made or deemed made in this Agreement or the Note or furnished to Lender in connection with the loan evidenced by this Agreement and the Note proves materially false, or if of a continuing nature, becomes materially false.  Cessation; Bankruptcy.  The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status (not cured within 30 days after receipt of notice thereof from the appropriate governmental authority) by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower or its affiliates, provided, in the case of any involuntary receivership appointment or commencement of a bankruptcy or insolvency proceeding, such appointment is not vacated or proceeding dismissed within 90 days.  Business Alteration.  Without the prior written consent of Lender, (i) a material alteration in the kind or type of Borrower’s business; (ii) the sale of substantially all of the business or assets of Borrower, or more than 50% of the outstanding stock or voting power of or in Borrower in a single transaction or a series of transactions not undertaken primarily for financing purposes such as a private or public offering of Borrower’s securities for cash; or (iii) the entry by Borrower into any merger or consolidation whereby the stockholders of Borrower prior to such merger or consolidation do not own 50% or more of the surviving entity after such merger or consolidation.

16.          REMEDIES UPON DEFAULT.  If a Default occurs under this Agreement or the Note, Lender may at any time thereafter, take the following actions:  Acceleration Upon Default.  Accelerate the maturity of the Advances and, at Lender’s option, any or all other Obligations, whereupon the Advances and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by Borrower or any guarantor of the Obligations or endorser of the Note, all Obligations shall automatically and immediately be due and payable.  Cumulative.  Exercise any rights and remedies as provided under this Agreement or the Note, or as provided by law or equity.

17.          WAIVERS AND AMENDMENTS.  No waivers, amendments or modifications of this Agreement or the Note shall be valid unless in writing and signed by Lender and Borrower.  No waiver by Lender of any Default shall operate as a waiver of any other Default or the same Default on a future occasion.  Neither the failure nor any delay on the part of Lender in exercising any right, power, or remedy under this Agreement or the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Borrower or any person liable under this Agreement or the Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind.

18.          MISCELLANEOUS PROVISIONS.  Assignment.  This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns.   Applicable Law; Conflict Between Documents.  This Agreement, the Note and Warrant shall be governed by and construed under the laws of the State of Delaware without regard to that state’s conflict of laws principles.  If the terms of this Agreement or the Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Agreement and the Note shall control.  Jurisdiction.  Borrower and Lender irrevocably agree to non-exclusive personal jurisdiction in the state and federal courts located in San Francisco, California.  Severability.  If any provision of this Agreement or Note shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions.  Notices.  Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower’s address shown above or such other address as provided hereunder, and to Lender, if in writing and mailed or delivered to Lender’s address shown above (which address is Lender’s state of residency) or such other address as Lender may specify in writing from time to time, including but not limited to Lender’s email address set forth on the signature page hereto.  In the event that Borrower changes Borrower’s address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address to Lender.  Plural; Captions.  All references in this Agreement or the Note to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual, person or entity.  The captions contained in this Agreement and Note are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or Note.  Advances.  Lender may, at the written request of Borrower, in Lender’s sole discretion, make other advances which shall be deemed to be advances under this Agreement and the Note, even though the stated principal amount of the Note may be exceeded as a result thereof.  Fees and Taxes.  Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.  LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTE OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES.   EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

19.          ARBITRATION.  Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to this Agreement or the Note between parties hereto (a “Dispute”) shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”) and the Federal Arbitration Act.  Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future.  A judgment upon the award may be entered in any court having jurisdiction.  Special Rules.  All arbitration hearings shall be conducted in the city of San Francisco, State of California.  A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration.  These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days.  The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00.  Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA.  The parties do not waive applicable Federal or state substantive law except as provided herein.  Preservation and Limitation of Remedies.  Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought.  The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment.  Any claim or controversy with regard to any party’s entitlement to such remedies is a Dispute.  Waiver of Jury Trial.  THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE AS TO WHICH BINDING ARBITRATION HAS BEEN DEMANDED.

IN WITNESS WHEREOF, Borrower and Lender have each caused this Loan Agreement to be executed, on the day and year first above written.

LENDER		BORROWER

By:	/s/ Joshua Mailman	By:	/s/ Lisa A. Conte

Email Address

BAD ACTOR ANNEX I

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C)Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

EXHIBIT A

THIS CONVERTIBLE PROMISSORY NOTE AND ANY SECURITIES INTO WHICH THIS CONVERTIBLE PROMISSORY NOTE IS CONVERTIBLE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

$1,000,000.00	Issue Date: , 201

FOR VALUE RECEIVED, the undersigned,  Jaguar Animal Health, Inc., a Delaware corporation (the “Borrower” or the “Company”), HEREBY PROMISES TO PAY to the order of                            (“Lender” or “Holder”) on the earlier to occur of (x) the one year anniversary date first set forth above and (y) a Liquidation Event (as defined in Section 5 below) (collectively, the “Maturity Date”) the principal amount of $1,000,000.00 or, if less, the aggregate principal amount of all Advances made by Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined) outstanding on the Maturity Date, plus, in each case, the amount of all accrued but unpaid interest payments as set forth below.  The Borrower shall pay interest on the principal amount of each Advance then outstanding at the rate of three percent (3.0% per annum from the date of each such Advance hereof until such principal amount is paid in full, payable on the Maturity Date, unless any such day is not a Business Day (as defined in the Loan Agreement), in which case such interest shall be due and payable on the next succeeding Business Day.

Both principal and interest are payable in lawful money of the United States of America to Lender at Lender’s address set forth in the Loan Agreement, in same day funds. All Advances made by Lender to the Borrower, and all payments made on account of the principal amount hereof, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Convertible Promissory Note.

This Convertible Promissory Note (or “Note”) is the Note referred to in, and is entitled and subject to the benefits and obligations and all terms and conditions of, the Line of Credit Loan Agreement dated as of August      , 2014 (the “Loan Agreement”) between the Borrower and Lender. The Loan Agreement, among other things, (i) provides for the making of advances (the “Advances”) by Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Convertible Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the Maturity Date upon the terms and conditions therein specified.

1.             Conversion Upon IPO

(a)           At any time prior to the Maturity Date and after the closing of the sale of shares of Common Stock of the Company (the “Common Stock”) to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Company IPO”), Lender may elect by an irrevocable notice in writing to the Company (the “Conversion Notice”) to convert all but not less than all of the then outstanding principal amount borrowed under this Note into the Company’s Common Stock into that number of fully paid and nonassessable shares of the Company’s Common Stock determined by dividing (x) all of the unpaid principal then outstanding on this Note as of the date of such election to convert by (y) the price equal to the product obtained by multiplying 80% times the Company IPO price per share (i.e., a 20% discount to the Company IPO price per share (the initial “Price to Public” of one share of Common Stock specified in the final prospectus with respect to the offering)) (the “Conversion Price”).

(b)           Upon conversion of this Note as set forth above, and upon surrender by the Borrower of this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company, the Company shall promptly issue and deliver to the Borrower a certificate for the Common Stock issuable upon such conversion (“Conversion Equity”) to which Borrower shall be entitled plus cash for any accrued but unpaid interest. Such conversion shall be deemed to have been made as provided above upon the Company’s receipt of the Conversion Notice (the “Conversion Time”). No fractional Conversion Equity shall be issued in connection with any conversion of this Note, and cash shall be paid in lieu of any such fraction. As of the Conversion Time, this Note shall thereafter be of no further force or effect. Notwithstanding the foregoing, until and unless Borrower has complied with all of Borrower’s obligations hereunder, the Company may refuse to deliver the certificate(s) and/or recognize Borrower as a stockholder of the Company.

2.             Lock-up Agreement.

(a)           Lock-Up.   In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Holder hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.  Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Any waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all security holders subject to such agreements pro rata based on the number of shares subject to such agreements. In addition to and not in lieu of the foregoing, as requested at any time by the Company or any underwriter of the Company, Holder hereby agrees and acknowledges that this Note and the Conversion Equity shall be subject to and Holder shall enter into any such lock-up provisions entered into by the Company’s executive officers and directors at any time and from time to time as a condition to the conversion of this Note. Holder acknowledges that such a lock-up agreement has been requested by the Company as a condition to the issuance of this Note and Holder shall execute and deliver to the Company and its underwriters such lock-up agreement.

(b)           Stop-Transfer Instructions.  In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of Holder.

(c)           Transferees Bound.  Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Note and any other restrictions under the Loan Agreement.

3.             Representations and Warranties by the Holder. By acceptance of this Note, the Holder represents and warrants to the Company as of the time of issuance of this Note as follows:

(a)           This Note and any Conversion Equity issued upon the conversion hereof (collectively, the “Securities”) will be acquired for the Holder’s own account for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”)or applicable state securities laws;

(b)           The Holder understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of an exemption from the registration requirements of such laws, that the Company has no present intention of registering the Securities, that there is presently no public market for the Securities and no public market for the Securities may ever develop and that the Securities may not be transferred unless such transfer is registered under the Securities Act or is exempt from registration;

(c)           The Holder (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act, (ii) has the ability to bear the economic risks of the Holder’s investment in the Securities and (iii) has not been offered the Securities by any form of general solicitation or advertising;

(d)           The Holder has such knowledge, skill and experience in business, financial and investment matters so that the Holder is capable of evaluating the merits and risks of an investment in the Securities. Holder has a pre-existing relationship with Borrower and/or several of its executive officers going back several or more years. To the extent necessary, the Holder has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Note and owning the Securities.  The Holder has had an opportunity to ask questions and receive answers from Company regarding the terms and conditions of the offering and sale of this Note and the Convertible Notes and believes it has received all the information it considers necessary or appropriate for deciding whether to purchase this Note;

(e)           The Holder understands that any certificate evidencing the Securities shall bear the legends required under applicable federal and state securities;

(f)            The Holder is aware that the Securities are being offered and sold in reliance on exemptions from registration under the Securities Act of 1933, as amended, and applicable exemptions under state securities laws, and that the Company is now, and in the future will be, relying on the matters acknowledged, certified and confirmed in this Note; and

(g)           Holder represents that neither the Holder, nor any person or entity with whom Holder shares beneficial ownership of Company securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, as set forth in the Loan Agreement.

4.             Adjustment of Conversion Price and Number of Shares.  Subject to the provisions of Section 5 below, the number and kind of securities purchasable upon the conversion of this Note shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)           Reclassification.  In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), the Company shall execute a new Note, providing that the holder of this Note shall have the right to exercise such new Note, and procure upon such exercise and payment of the same aggregate Conversion Price, in lieu of the shares of Common Stock theretofore issuable upon conversion of this Note, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of an equivalent number of shares of Common Stock.  Such new Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.  The provisions of this subsection (a), subject to Section 5 below, shall similarly apply to successive reclassifications and changes.

(b)           Stock Splits, Dividends and Combinations.  If the Company shall at any time subdivide or combine the outstanding shares of its Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of shares of Conversion Equity issuable upon conversion of this Note and the Conversion Price immediately prior to such subdivision, combination or to the issuance of such stock dividend shall be appropriately adjusted to adequately reflect such subdivision or dividend effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

5.             Expiration of Note Convertibility.  This Note shall no longer be convertible upon the first to occur of the following:

(a)           at 5:00 p.m., Pacific time, on the one year anniversary date of the Issue Date;

(b)           the closing of a merger, reorganization, tender offer or similar transaction involving the Company or its securities with or into another entity in which the holders of voting securities of the Company immediately prior to such transaction will hold less than 50% of the voting securities of the surviving entity immediately following such transaction as a result of shares held prior to such transaction;

(c)           the closing of a sale of all or substantially all of the assets of the Company; and

(d)           any “Deemed Liquidation Event” as set forth in the Company’s Amended and Restated Certificate of Incorporation (“COI”) in existence as of August       , 2014 (excluding any right of the Company’s Series A Preferred Stock holders to opt out of such Deemed Liquidation Event as provided in the COI).

Each of (b) through (d), collectively, a “Liquidation Event.”

BORROWER

By:

LENDER

By:

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT B

WARRANT

2

THIS WARRANT AND THE SHARES OF CAPITAL STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND THE OFFER AND SALE OF SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

No.	Date: August , 2014

Void after August       , 2016 or earlier if terminated in accordance with Section 9 of this Warrant

JAGUAR ANIMAL HEALTH, INC.

COMMON STOCK WARRANT

THIS CERTIFIES THAT, for value received, Joshua Mailman (together with its permitted assignees, the “Holder”), is entitled to subscribe for and purchase Fifty Thousand (50,000) shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable shares of Common Stock, par value $0.0001 per share (the “Common Stock”) of Jaguar Animal Health, Inc., a Delaware corporation (the “Company”), at the exercise price per share established below in Section 1(a) (the “Exercise Price”) (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.  The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock.”

Exercise Price; Method of Exercise; Payment.

Exercise Price. Subject to Section 3 below, upon the closing of the sale of shares by the Company of Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, on, or before, August       , 2015 (the “Company IPO”), the exercise price shall be equal to the product obtained by multiplying 80% times the Company IPO price per share (i.e., a 20% discount to the Company IPO price per share (the initial “Price to Public” of one share of Common Stock specified in the final prospectus with respect to the offering)).  If the Company has not consummated a Company IPO on, or before, August       , 2015, then the exercise price shall thereafter be $2.25 per share (as adjusted from time to time pursuant to Section 3).

Cash Exercise. Subject to Sections 9 and 10 hereof and Exhibit B attached hereto, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, only after the exercise price has been established pursuant to Section 1(a) above, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier’s or other check acceptable to the Company or wire transfer, of an amount equal to the aggregate Exercise Price of the shares of Warrant Stock being purchased.

Net Issue Exercise.  Subject to Sections 9 and 10 hereof and Exhibit B attached hereto, in lieu of exercising this Warrant pursuant to Section 1(b) hereof, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, in which

3

event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

X = Y (A-B)

             A

Where             X             =              the number of shares of Warrant Stock to be issued to the Holder.

Y             =              the number of shares of Warrant Stock purchasable under this Warrant or, if only a portion of the Warrant Stock is exercised, the portion of the Warrant Stock being exercised (as adjusted to the date of such calculation).

A                                       =              the fair market value of one share of Warrant Stock.

B             =              the Exercise Price (as adjusted to the date of such calculation).

Fair Market Value.  For purposes of this Section 1, the fair market value of the Warrant Stock shall mean:

where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share shall be made giving due consideration to the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal, for the five (5) trading days prior to the date as of which the fair market value is being determined.  Notwithstanding the foregoing, in the event this Warrant is exercised in connection with the Company’s initial public offering of Common Stock, the fair market value per share of Warrant Stock shall be the per share offering price to the public of the Company’s initial public offering; and

If Section 1(d)(i) is not applicable, the fair market value of the Warrant Stock per share shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares of Warrant Stock as such price shall be determined in good faith by the Board of Directors.

Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

Stock Fully Paid; Reservation of Stock.  All of the Warrant Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof, except as may be set forth in the Company’s Bylaws or any contractual agreement to which the Holder or the Warrant Stock may be subject.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Warrant Stock and other stock, securities and property to provide for the exercise of the rights represented by this Warrant.

4

Adjustment of Exercise Price and Number of Shares.  Subject to the provisions of Section 9 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

Reclassification.  In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of an equivalent number of shares of Common Stock.  Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this subsection (a), subject to Section 9 hereof, shall similarly apply to successive reclassifications and changes.

Stock Splits, Dividends and Combinations.  If the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price if a fixed price has been established under this Warrant shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price if a fixed price has been established under this Warrant shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

Notice of Adjustments.  Whenever the number of shares of Warrant Stock purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares of Warrant Stock which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of such fractional shares the Company shall make a cash payment therefor based upon the fair market value of the Warrant Stock then in effect as determined by the Company.

Restrictions Upon Transfer.

The Company need not register a transfer of this Warrant unless the conditions specified in the legends on the front page hereof are satisfied and the transferee has agreed in writing to be subject to the terms and conditions of this Warrant, including transferee acknowledging in writing that it meets the investor suitability criteria set forth in this Warrant and Exhibit B attached hereto.  Subject to the satisfaction of such conditions, any transfer of this Warrant and all rights hereunder, in whole or in part (but not less than 25% of the Warrant Stock originally exercisable under this Warrant being transferred), shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Exhibit C hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall, subject to the conditions set forth in this Section, execute and deliver a new Warrant in the name of the assignee, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

5

The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

Restrictive Legends.

The shares of Warrant Stock issuable upon exercise of this Warrant (unless registered under the Securities Act of 1933, as amended (the “Securities Act”)) shall be stamped or imprinted with legends in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND THE OFFER AND SALE OF SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FROM THE EFFECTIVE DATE OF THE CORPORATION’S FIRST UNDERWRITTEN PUBLIC OFFERING AS MORE FULLY PROVIDED IN THE WARRANT TO WHICH THESE SECURITIES WERE ISSUED.

The Company need not register a transfer of shares of Warrant Stock bearing the restrictive legends set forth in this Section 7, unless the conditions specified in such legends are satisfied.  The Company may also instruct its transfer agent not to register the transfer of the shares of Warrant Stock, unless all of the conditions specified in the legends set forth in this Section 7 are satisfied.

Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Warrant Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

Expiration of Warrant.  This Warrant shall expire and shall no longer be exercisable upon the first to occur of the following:

at 5:00 p.m., Pacific time, on August       , 2016;

6

the closing of a merger, reorganization, tender offer or similar transaction involving the Company or its securities with or into another entity in which the holders of voting securities of the Company immediately prior to such transaction will hold less than 50% of the voting securities of the surviving entity immediately following such transaction as a result of shares held prior to such transaction;

the closing of a sale of all or substantially all of the assets of the Company; and

any “Deemed Liquidation Event” as set forth in the Company’s Amended and Restated Certificate of Incorporation (“COI”) in existence as of August     , 2014 (excluding any right of the Company’s Series A Preferred Stock holders to opt out of such Deemed Liquidation Event as provided in the COI).

Each of (b) through (d), collectively, a “Liquidation Event.”

Market Standoff. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Holder (and any assignee)  hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.  In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Holder hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement.  Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.  In addition to and not in lieu of the foregoing, as requested at any time by the Company or any underwriter of the Company, Holder hereby agrees and acknowledges that this Warrant and the Warrant Stock shall be subject to and Holder shall enter into any such lock-up provisions entered into by the Company’s executive officers and directors at any time and from time to time as a condition to the issuance of this Warrant. Holder acknowledges that such a lock-up agreement has been requested by the Company as a condition to the issuance of this Warrant and Holder shall execute and deliver to the Company and its underwriters such lock-up agreement.

Notices, Etc. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by facsimile, electronic mail or express courier, or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address, electronic mail address, or facsimile number set forth in this Warrant.

Governing Law, Headings.  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware with venue for all purposes in the State of Delaware.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

7

Amendment and Waiver.  This Warrant may be amended or modified, and the obligations of the Company and the rights of each Holder under this Warrant may be waived, amended or terminated, only upon the written consent of the Company and the Holders of a majority of the shares of Warrant Stock exercisable at any point in time (the “Required Majority Holders”).  Holder acknowledges that because this Warrant may be amended or terminated with the consent of the Required Majority Holders, Holder’s rights hereunder, may be amended, terminated or waived without Holder’s individual consent.

Holder Representations & Warranties.  Holder hereby represents and warrants to the Company as follows:

Holder understands that no public market currently exists for the Warrant or Warrant Stock (collectively, the “Securities”) and that there are no assurances that any such market will be created.

Holder specifically acknowledges and understands that certificates representing the Securities will bear substantially all of the legends set forth in this Warrant, in addition to any other legends required by this Warrant or otherwise.

Holder has full power and authority to deliver these representations and warranties in relation to the Holder’s purchase of the Securities.

Holder is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (as more fully set forth on Annex I attached hereto) neither Holder nor any person or entity with whom Holder shares beneficial ownership of the Company’s securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, attached hereto as Annex II.

Holder acknowledges that the Company and is entitled to rely on the truth and accuracy of the foregoing representations and warranties and that the foregoing representations and warranties will survive Holder’s admission as a Holder of the Company.

Holder represents and warrants that the above acknowledgements, representations and agreements are true and accurate as of the date hereof.  Holder also agrees to inform the Company should any of the information contained in these representations and warranties cease to be true and/or accurate.  Holder acknowledges that in the event it does not inform the Company of any change to the information contained in these representations and warranties, the Company and its respective professional advisers will be entitled to continue to rely on the truth and accuracy of the foregoing representations and warranties until and including the date the Holder purchases the Securities.

(Remainder of Page Intentionally Left Blank)

8

IN WITNESS WHEREOF, the Company and Holder have each caused this Warrant to be executed as set forth below.

JAGUAR ANIMAL HEALTH, INC.
a Delaware corporation

Jaguar Animal Health, Inc.
185 Berry Street
Suite 1300
San Francisco, CA 94107
Attn: Charles Thompson
thompson@jaguaranimalhealth.com

By:

Name:	Lisa A. Conte

Title:	CEO

HOLDER:
Agreed & Accepted:

By:
(Signature)

(Print Name)

Physical Address for investment and notice purposes and email address for notices

Signature Page to Jaguar Animal Health Warrant

EXHIBIT A

NOTICE OF EXERCISE

TO:                           JAGUAR ANIMAL HEALTH, INC.

Attention:  Chief Financial Officer

The undersigned hereby elects to purchase                      shares of Common Stock of JAGUAR ANIMAL HEALTH, INC. pursuant to the terms of the attached Warrant.

Method of Exercise (Please initial the applicable blank):

☐            The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased by wire transfer         or cashier’s check         , together with all applicable transfer taxes, if any.

☐            The undersigned hereby elects to exercise the attached Warrant pursuant to the terms of Section 1(c) of this Warrant, and to receive so many shares as a result as are properly calculated under that Section.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.  In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B.

The undersigned hereby agrees that it shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any securities of the Company as set forth in the Warrant.

(Signature)

Date:

A-1

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	JAGUAR ANIMAL HEALTH, INC.

SECURITY	:	COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANT ISSUED ON AUGUST , 2014

AMOUNT	:	SHARES

DATE	:	, 20

In connection with the purchase of the above referenced shares (the “Securities”), the undersigned represents to the Company the following:

The undersigned is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  The undersigned is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

The undersigned understands that offer and sale of the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned’s investment intent as expressed herein.  In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if this representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

The undersigned further understands that the Securities must be held indefinitely unless the offer and sale of the Securities are subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.  Moreover, the undersigned understands that the Company is under no obligation to register the offer and sale of the Securities.  In addition, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless the offer and sale of the Securities are registered or such registration is not required in the opinion of counsel for the Company.

The undersigned is familiar with the provisions of Rule 144, promulgated pursuant to the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things, the existence of a public market for the Securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sales being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of Securities being sold during any three-month period not exceeding specified limitations.

B-1

The undersigned further understands that in the event that all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

The undersigned hereby ratifies and confirms all of the original Holder’s representations and warranties set forth in Section 14 of the Warrant, including but not limited to that the undersigned is an “Accredited Investor” as set forth in the Warrant and is not a “Bad Actor”  as set forth in the Warrant and if the undersigned is not a United States person as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), Holder hereby represents that Holder has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Warrant, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained in connection with such purchase, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Holder’s purchase and payment for and continued beneficial ownership of the Warrant Stock will not violate any applicable securities or other laws of Holder’s jurisdiction. Holder acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent thereof in connection with Holder’s exercise of this Warrant.

(Signature)

Date:

B-2

EXHIBIT C

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                the right represented by the attached Warrant to purchase                         * shares of Common Stock of JAGUAR ANIMAL HEALTH, INC. (the “Company”), to which the attached Warrant relates, and appoints all executive officers of the Company as Attorney to transfer such right on the books of JAGUAR ANIMAL HEALTH, INC., with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

(Address)

Signed in the presence of:

*Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

C-1

ANNEX I

Holder is an “Accredited Investor” as that term is defined in Regulation D promulgated by the Securities and Exchange Commission.  The term “Accredited Investor” under Regulation D refers to:

A person or entity who is a director or executive officer of the Company;

Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance Corporation as defined in Section 2(13) of the Securities Act; investment Corporation registered under the Investment Corporation Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

Any private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

Any natural person whose individual net worth, or joint net worth with that person’s spouse, exclusive of value of principal residence at the time of his purchase exceeds $1,000,000;

Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

Any entity in which all of the equity owners are accredited investors.

As used in this Annex I, the term “net worth” means the excess of total assets over total liabilities.  For the purpose of determining a person’s net worth, the principal residence owned by an individual shall be excluded.  As used hrein, “income” means actual economic income, which may differ from adjusted gross income for income tax purposes.  Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income:  Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

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Annex II

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i)    Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A)  In connection with the purchase or sale of any security;

(B)  Involving the making of any false filing with the Commission; or

(C)  Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)   Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A)  In connection with the purchase or sale of any security;

(B)  Involving the making of any false filing with the Commission; or

(C)  Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)  Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A)  At the time of such sale, bars the person from:

(1)   Association with an entity regulated by such commission, authority, agency, or officer;

(2)   Engaging in the business of securities, insurance or banking; or

(3)   Engaging in savings association or credit union activities; or

(B)  Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv)  Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A)  Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)  Places limitations on the activities, functions or operations of such person; or

(C)  Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)   Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A)  Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)  Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi)      Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

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(vii)     Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)    Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

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